Exhibit 10.10

PLEDGE AND SECURITY AGREEMENT

(Equity Interests)

This Pledge and Security Agreement (this “Agreement”) is made as of August 4, 2014 (the “Effective Date”), by and between inContact, Inc., a Delaware corporation (“Pledgor”), and Zions First National Bank, a national banking association (“Lender”), pursuant to that certain Amended and Restated Loan Agreement dated April 30, 2012 by and between Pledgor and Lender, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated June 21, 2013 (collectively, and as may be further amended or modified from time to time, the “Loan Agreement”).

For good and valuable consideration, receipt of which is hereby acknowledged, Pledgor and Lender hereby agree as follows:

1.Definitions.  Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the UCC which are used herein shall have the meanings set forth in the UCC, except as expressly defined otherwise. As used herein, the term:

“Collateral” has the meaning set forth in Section 0 Grant of Security Interest hereof.

“Issuer” means the Person identified as the Issuer on Schedule 1 attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

“Liquidation Costs” means the reasonable costs and out-of-pocket expenses incurred by Lender in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

2.Grant of Security Interest.  Pledgor hereby grants to Lender a security interest in the following personal property of Pledgor, now owned or existing or hereafter acquired or created (the “Collateral”):

a.The Equity Interests of Issuer issued in the name of Pledgor, as further described on Schedule 1 attached hereto, and all other Equity Interests of Issuer acquired or held by or issued or issuable to Pledgor at any time, including, without limitation, if the Issuer is a limited liability company, all of the economic interests, right to vote or otherwise control, as an equity holder, and all of Pledgor’s rights as a member of such Issuer, and all proceeds of each and any of the foregoing, including, without limitation: (i) any and all Equity Interests issued in replacement thereof; (ii) any and all Equity Interests issued as a dividend or distribution issued in connection with any increase or decrease of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock or membership interest split, spin-off or split-off; (iii) any and all options, warrants, or rights, whether as an addition to, or in substitution or exchange for any of said Equity Interests or otherwise; and (iv) any and all dividends or distributions, whether payable in cash or in property, including, without limitation, Equity Interests issued by the Issuer to Pledgor.

Pledgor and Lender acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to the Loan Parties, regardless of when advances to the Loan Parties are actually made or when the Collateral is created or acquired.

3.Debts Secured.  The security interest granted by this Agreement shall secure all of the Loan Parties’ present and future debts, obligations, and liabilities of whatever nature to Lender, including, without limitation, (a) all Obligations of the Loan Parties arising from or relating to the Loan Documents, including, without limitation, the Loan Agreement, the Promissory Note, the Collateral Documents, the Hedging Transaction Documents, and this Agreement, (b) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor, and (c) all overdrafts on any account of any Loan Party maintained with Lender, now existing or hereafter arising.

Pledgor and Lender expressly acknowledge their mutual intent that the security interests created by this Agreement secure any and all present and future debts, obligations, and liabilities of the Loan Parties to Lender without any limitation whatsoever, and that Pledgor and the Loan Parties will each benefit from the transactions contemplated by the Loan Documents.

4.Representations and Warranties Concerning Collateral.  Pledgor represents and warrants that:

a.The complete and exact name of Pledgor and its entity type, jurisdiction of organization, chief executive office and principal place of business are each set forth on Schedule 2 attached hereto (as such Schedule may be updated from time to time).

b.The execution, delivery, and performance by Pledgor of this Agreement and the other Loan Documents to which Pledgor is a party or by which Pledgor is bound do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Pledgor is a party or by which Pledgor is bound, and that upon execution and delivery hereof and thereof, this Agreement and the other Loan Documents to which Pledgor is a party or by which Pledgor is bound will constitute legal, valid, and binding agreements and obligations of Pledgor, enforceable in accordance with their respective terms.

c.Pledgor is the sole owner of the Collateral.

d.Pledgor’s Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever.

e.Pledgor has the right to pledge, assign, grant security interests in, transfer, and deliver the Collateral to Lender as provided herein.

f.The Collateral is not subject to any membership interest, stock or other Equity Interest purchase agreement, voting trust or other agreement affecting, restricting, or limiting the sale, transfer, disposition or voting rights concerning said Collateral.

g.Pledgor’s Collateral constitutes the percentage of the issued and outstanding Equity Interests of the Issuer shown on Schedule 1 attached hereto.

h.Pledgor’s Collateral described on Schedule 1 attached hereto constitutes all of the Equity Interests of the Issuer owned by Pledgor.

i.Pledgor’s Collateral is duly authorized, validly issued, fully paid and nonassessable.

5.Covenants.  Pledgor covenants that:

a.Pledgor will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances.

b.Pledgor will not sell or transfer the Collateral without the prior written consent of Lender.

c.Pledgor hereby authorizes Lender to file financing statements concerning the Collateral. Pledgor will execute and deliver any other documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien in the Collateral, give good faith, diligent cooperation to Lender, and perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien in the Collateral, including, without limitation, obtaining control for purposes of perfection.  Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

d.Pledgor will deliver any and all stock certificates, membership interest certificates, unit certificates or similar instruments evidencing the Collateral to Lender at the time of execution of this Agreement or, with respect to any additional Collateral obtained after the date hereof, at such time as Pledgor obtains ownership of such additional Collateral.

e.Except as otherwise expressly provided herein, Pledgor will immediately deliver to Lender all written notices, dividends, stock certificates, membership interest certificates, unit certificates and other documents constituting or relating to the Collateral, which are received in the future and will promptly give Lender written notice of any other notices which are received in the future by Pledgor with respect to the Collateral.

f.Pledgor will promptly deliver to Lender a duly executed Pledge and Security Agreement Supplement in substantially the form of Annex 1 attached hereto identifying any additional Collateral obtained after the date hereof to be held by Lender under the terms of this Agreement.

g.Pledgor agrees it will not change its State of incorporation without giving Lender at least 30 days prior written notice thereof. Promptly after the effectiveness of any name change, Pledgor agrees to provide any financing statements necessary to perfect and continue perfected Lender’s liens on the Collateral, including, without limitation, substituted stock certificates, membership interest certificates and transfer powers issued to and by, respectively, Pledgor under any such new name.

6.Transfer of Ownership.  Pledgor agrees to execute and deliver to Lender, at the time of execution of this Agreement or, with respect to any additional Collateral obtained after the date hereof, transfer powers in respect of the Collateral in a form acceptable to Lender.  Each transfer power may contain blanks or otherwise be incomplete but shall nonetheless be binding and effective.  Lender is hereby irrevocably authorized, and Pledgor does hereby irrevocably make, constitute and appoint Lender as Pledgor’s true and lawful attorney in fact, with full power of substitution, to fill in such blanks and otherwise complete each transfer power, now or at any time in the future, such power to be exercised only upon the occurrence of an Event of Default.  Lender may deliver any transfer power as Lender deems appropriate in connection with any transfer of the Collateral pursuant to this Agreement.

Pledgor does hereby make, constitute and appoint Lender as Pledgor’s true and lawful attorney in fact, with full power of substitution, to transfer the Collateral on the books of the issuing corporation or any transfer agent to the name of any transferee upon foreclosure of this security interest.

Lender shall be under no obligation to exercise any of such rights or privileges.

Pledgor agrees to give full cooperation and to use its best efforts to cause any Issuer, transfer agent, or registrar of the Collateral to take all such actions and to execute all such documents as may be necessary or appropriate to effect any sale, transfer or other disposition of the Collateral.

Pledgor acknowledges that a breach of any of the covenants contained in this Section 0 may cause irreparable injury to Lender, that Lender will have no adequate remedy at law with respect to such breach, and, as a consequence, that the covenants in this Section 0 shall be specifically enforceable against Pledgor.

7.Collection of Dividends.  Upon the occurrence and during the continuance of an Event of Default, Lender is authorized to collect all dividends, distributions, payments and other amounts that may be or become payable on any of the Collateral.  Such amounts collected shall be applied to the Obligations.  Lender shall be under no obligation to collect any such amounts.

8.Voting Rights.  Except as otherwise provided herein and so long as no Event of Default has occurred and is continuing, Pledgor shall have the right, where applicable, to vote the Collateral on all matters, or otherwise exercise such similar rights as may arise from the Collateral.  Upon the occurrence of an Event of Default, such right shall, at the option of Lender, terminate whereupon Lender may exercise all such rights. Pledgor agrees to appoint Lender as its proxy, and to execute such additional documents as are necessary to effect the same, pursuant to the Organizational Documents of the Issuer.

9.Exercise of Options.  In the event that during the term of this Agreement subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall constitute part of the Collateral.  If such subscription warrants or other rights or options shall expire during the term of this Agreement and Pledgor has not elected to exercise such warrants or options, Lender may elect (without any duty to do so) to exercise such warrants, rights and options on behalf of Pledgor.  Payment of all costs and expenses incurred by Lender in such exercise, including sums paid to exercise such option or warrants and reasonable attorneys fees and legal expenses, shall be payable by Pledgor and the payment thereof shall be secured by the Collateral.  If Lender elects not to exercise such warrants, rights and options on behalf of Pledgor, Pledgor may elect to exercise such warrants, rights and options at Pledgor’s cost and expense.  All new shares of stock, membership interests or other Equity Interests so acquired shall be subject to and held under the terms hereof as Collateral.

10.Duty of Lender.  Beyond the exercise of reasonable care to assure safe custody of the certificates evidencing the Collateral while held hereunder, Lender shall have no duty or liability to preserve rights pertaining to the Collateral.

11.Right to Perform for Pledgor.  Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Pledgor, or pay filing and other charges payable by Pledgor as provided herein if Pledgor fails to do so.  Any such payments advanced by Lender shall be repaid by Pledgor upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

12.Creation of Trusts; Transfers to Trust.

Pledgor shall not create as settlor any trust, or transfer any assets into any trust, without giving written notice to Lender at least 90 days prior to such creation or transfer.  Such notice shall describe in reasonable detail the trust to be created and/or the asset transfer to be made.  Failure by any such settlor to provide that notice shall be an Event of Default under the Loan Documents.

Pledgor shall not create as settlor any actual or purported spendthrift trust, asset protection trust or any other trust intended by its terms or purpose (or having the effect) to protect assets from creditors or to limit the rights of existing or future creditors (an “Asset Protection Trust”) without the prior written consent of Lender. Lender may withhold that consent in its sole discretion. Creation of any Asset Protection Trust, and each transfer of assets thereto, by any such settlor without Lender’s prior written consent:

a.Shall be an Event of Default under the Loan Documents;

b.Shall have the effect of, and shall be deemed as a matter of law, regardless of that settlor’s solvency, of having been made by that settlor with the actual intent of hindering and delaying and defrauding Lender as that settlor’s creditors; and

c.Shall constitute a fraudulent transfer that is unenforceable and void (not merely voidable) as against Lender.

With respect to each such fraudulent transfer, Lender shall have all the rights and remedies provided by state fraudulent transfer laws, or otherwise provided at law or equity.  Lender shall have the right to obtain an ex parte court order directing the trustee of the Asset Protection Trust to give Lender written notice a reasonable time (of not less than ten Banking Business Days) prior to making any distribution from said trust.  Nothing in this paragraph shall limit or affect any rights or remedies otherwise provided to Lender by law, equity or any contract.

13.Default.  Time is of the essence of this Agreement.  The occurrence of any Event of Default shall constitute a default under this Agreement.

No course of dealing or any delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

14.Remedies.  Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan Documents:

a.Lender shall have all the rights and remedies available under the UCC; and

b.Lender may sell or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Agreement.

Pledgor shall be liable for all deficiencies owing on any obligations secured by this Agreement after liquidation of the Collateral.

The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Lender might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.  No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

Pledgor agrees to pay all Liquidation Costs.  Any and all such costs, expenses, and Liquidation Costs shall be payable by Pledgor upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

Regardless of the occurrence of any Event of Default, Pledgor agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Pledgor, the Collateral, or this Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

14.Notices.  All notices or demands by any party shall be sent as provided in the Loan Agreement.

15.Indemnification.  Pledgor hereby agrees to indemnify Lender for all liabilities and damages (including contract, tort and equitable claims) which may be awarded against Lender, and for all reasonable attorneys fees, legal expenses and other expenses incurred in defending such claims, arising from or relating in any manner to the negotiation, execution or performance by Lender of this Agreement (including all reasonable attorneys fees, legal expenses and other expenses incurred in defending any such claims brought by Pledgor if Pledgor does not prevail in such actions), excluding only claims based on breach of contract by Lender, or gross negligence or willful misconduct of Lender.  Lender shall have sole and complete control of the defense of any such claims and is hereby given authority to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

16.Waiver by Pledgor.  Pledgor expressly and absolutely, without affecting the liability of Pledgor hereunder, waives and agrees not to assert or take advantage of:

a.Any notice of acceptance of this Agreement;

b.Demand, protest, notice of dishonor or nonpayment or presentment for payment of any Promissory Note or any other evidence of the obligations secured by this Agreement;

c.Notice of transactions which have occurred under or relating to or affecting this Agreement;

d.Notice of any adverse change in the condition, financial or otherwise, of any Loan Party, any change concerning any other collateral for the Loan, or of any other fact which might materially increase Pledgor’s risk, whether or not Lender has knowledge of the same;

e.Any right to require Lender to (i) proceed against any Loan Party by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any other collateral for the Loan, or (iii) exercise, pursue or enforce any right or remedy Lender may have against any Loan Party, any other collateral for the Loan, any guarantor, any other person or entity, or otherwise, prior to proceeding against Pledgor or the Collateral;

f.Any defense of any statute of limitations which may be asserted by any Loan Party;

g.Any defense that may arise by reason of the incapacity, lack of authority, death, disability, dissolution or termination of, involvement in any bankruptcy or reorganization proceeding by, or other similar occurrence or happening with respect to, any Loan Party or any successor in interest to any Loan Party;

h.Any and all rights of subrogation, contribution or indemnification against any Loan Party, now existing or hereafter arising or created unless and until the Obligations have been finally and irrevocably paid in full; or

i.Any right to receive any demand or any notice, including any notice of any Event of Default under the Loan Documents.

17.Consent to Lender’s Acts.  Pledgor hereby authorizes and consents to Lender at any time and from time to time, without notice or further consent of Pledgor, doing the following and Pledgor agrees that the liability of Pledgor shall not be released or affected by:

a.The taking or accepting, or the failure by Lender to take or accept, any other collateral or guarantee for the obligations secured by this Agreement;

b.The modification, amendment, extension, renewal, replacement, or termination of any of the Loan Documents, to the granting of any other credit, and to the acceleration of maturity of the obligations secured by this Agreement;

c.Any complete or partial release, substitution, subordination, impairment, loss, compromise, or other modification of any other collateral for the Loan or any guarantee;

d.The complete or partial release or substitution of any Loan Party, or other pledgor of any other collateral for the Loan;

e.Any renewal, extension, modification, replacement, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the obligations secured by this Agreement, or any liability of any guarantor, any other pledgor of any other collateral for the Loan, or the performance of any covenant contained in the Loan Documents;

f.Any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of the obligations secured by this Agreement or any part thereof, or for the enforcement of any provision of any of the Loan Documents, or any action in connection with any Collateral, any other collateral for the Loan, this Agreement, or any guarantee, including, without limitation, the failure of Lender to perfect any security interest in any Collateral or any other collateral for the Loan;

g.Any increase or decrease in the rate of interest on the obligations secured by this Agreement;

h.Acceptance of any partial and/or late payments on the obligations secured by this Agreement;

i.Application of payments by, or recoveries from, any Loan Party, or any other pledgor of any other collateral for the Loan, or any sums realized from any Collateral or any other collateral for the Loan, in such manner and in such order of priority as Lender deems proper, whether or not the obligation to which the payment or recovery is applied is due at the time of such application; and

j.Lender exercising any and all rights and remedies available to Lender by law, at equity or by agreement, even if the exercise thereof may affect, modify, or eliminate Pledgor’s right of subrogation against any Loan Party.

18.Jury Trial Waiver, Arbitration, and Class Action Waiver.  This Section contains a jury waiver, arbitration clause, and a class action waiver.  READ IT CAREFULLY.

a.Jury Trial Waiver.  As permitted by applicable law, Pledgor and Lender each waive their respective rights to a trial before a jury in connection with any Dispute (as “Dispute” is hereinafter defined), and Disputes shall be resolved by a judge sitting without a jury.  If a court determines that this provision is not enforceable for any reason and at any time prior to trial of the Dispute, but not later than 30 days after entry of the order determining this provision is unenforceable, any party shall be entitled to move the court for an order compelling arbitration and staying or dismissing such litigation pending arbitration (“Arbitration Order”).

b.Arbitration.  If a claim, dispute, or controversy arises between Pledgor and Lender with respect to this Agreement, related agreements, or any other agreement or business relationship between Pledgor and Lender whether or not related to the subject matter of this Pledge Agreement (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, any of the parties may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party.  By agreeing to arbitrate a Dispute, Pledgor gives up any right it may have to a jury trial, as well as other rights it would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or National Arbitration Forum (“Administrator”) as selected by the initiating party.  If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator.  Disputes include matters relating to a deposit account, application for or denial of credit, enforcement of any of the obligations the parties have to each other, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, including but not limited to the validity, enforceability, meaning, or scope of this arbitration provision, and including a dispute based on or arising from an alleged tort or matters involving either of Pledgor’s or Lender’s employees, agents, affiliates, or assigns of a party. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court. If a third party is a party to a Dispute, Pledgor and Lender each will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party. Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if there is no agreement, in Salt Lake City, Utah.

After entry of an Arbitration Order, the non-moving party shall commence arbitration. The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration. The arbitrator will (i) hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment, (ii) will render a decision and any award applying applicable law, (iii) give effect to any limitations period in determining any Dispute or defense, (iv) enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable, (v) with regard to motions and the arbitration hearing, apply rules of evidence governing civil cases, and (vi) apply the law of the state specified in the agreement giving rise to the Dispute.  Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii) pursuing non-judicial foreclosure, or (iii) availing itself of any self-help remedies such as setoff and repossession.  The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators.  To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute.  A request for de novo appeal must be filed with the arbitrator within 30 days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding.  On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator.  Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq.  The provisions of this arbitration provision shall survive any termination, amendment, or expiration of this Pledge Agreement.  If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

c.Class Action Waiver.  PLEDGOR AND LENDER EACH waive the right to Litigate in court or arbitrate any claim or Dispute as a class action, either as a member of a class or as a representative, or to act as a private attorney general.

19.Reliance. Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Agreement by, among other things, the mutual waivers, agreements, and certifications in this section.

20.General.  This Agreement is made for the sole and exclusive benefit of the Loan Parties and Lender, and is not intended to benefit any other third party.  No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to the Loan Parties for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Agreement or the Collateral.

If the incurring of any debt by the Loan Parties or the payment of any money or transfer of property to Lender by or on behalf of the Loan Parties should for any reason subsequently be determined to be “voidable” or “avoidable” in whole or in part within the meaning of any state or federal law (collectively “voidable transfers”), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of the Lender’s counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of the Loan Parties, and each of them, and this Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

The article and section headings in this Agreement are inserted for convenience only and shall not be considered part of this Agreement nor be used in its interpretation.  All references in this Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa.  References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

Pledgor hereby (i) represents that neither Pledgor nor any affiliate has any defenses to or setoffs against any obligations owing by Pledgor, or by Pledgor’s affiliates, to Lender or Lender’s affiliates, nor any claims against Lender or Lender’s affiliates for any matter whatsoever, related or unrelated to any obligations, and (ii) releases Lender and Lender’s affiliates, officers, directors, employees, representatives and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that Pledgor has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Loan or the Collateral, including the subject matter of this Agreement or the other Loan Documents.  The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the date hereof that are owing to Pledgor by Lender or Lender’s affiliates.  Pledgor acknowledges that Lender has been induced to enter into this Agreement by, among other things, the waivers and releases in this paragraph.

All agreements, representations, warranties and covenants made by Pledgor shall survive the execution and delivery of this Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Lender contemplated by this Agreement is outstanding and unpaid, notwithstanding any termination of this Agreement.  All agreements, representations, warranties and covenants in this Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

Pledgor acknowledges that by execution and delivery of this Agreement, Pledgor has transacted business in the State of Utah and Pledgor voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Agreement and/or the transactions contemplated hereby.  EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER AND EXCEPT AS PROVIDED IN THE ARBITRATION PROVISIONS ABOVE, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO

THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

This Agreement, together with the Loan Documents, constitute the entire agreement between Pledgor and Lender as to the subject matter hereof and may not be altered or amended except by written agreement signed by Pledgor and Lender.  All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.  Receipt by Lender of an executed copy of this Agreement by facsimile or electronic mail shall constitute conclusive evidence of execution and delivery of this Agreement by the signatory hereto.

[Signature Page(s) Follow]

IN WITNESS WHEREOF, this Agreement has been executed and becomes effective as of the Effective Date.

Lender:
Zions First National Bank
By:
Name:	Thomas C. Etzel
Title:	Senior Vice President

Pledgor:
inContact, Inc.
By:
Name:
Title:

SCHEDULE 1

DESCRIPTION OF COLLATERAL

Pledgor	Issuer	Type / Class of Equity Interest	Certificate Number	Number of Issued Equity Interests	% of Issued and Outstanding Equity Interests
inContact, Inc.	CallCopy, Inc. (f/k/a INCC Acquisition, Inc.)	Common Stock	—	—	100%

SCHEDULE 2

FINANCING STATEMENT INFORMATION

The Secured Party is:

Zions First National Bank

One South Main Street, Suite 300

Salt Lake City, Utah  84133

The Pledgor/Debtor is:

Pledgor’s Complete and Exact Name	State of Incorporation	Type of Entity	Chief Executive Office / Principal Place of Business
inContact, Inc.	Delaware	Corporation	7730 South Union Park Avenue, Suite 500 Salt Lake City, Utah 84047

Annex 1

FORM OF
PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

This Pledge and Security Agreement Supplement, dated as of _______________, 20___ (the “Supplement”), is delivered pursuant to Section 0 of the Pledge Agreement described below.  The undersigned hereby agrees that this Supplement may be attached to the Pledge and Security Agreement dated as of August 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) by and between the undersigned (“Pledgor”) and the Lender identified therein, pursuant to the Loan Agreement, and that the additional interests listed on Schedule 1(a) to this Supplement shall be and become part of the Collateral pledged by Pledgor to Lender in the Pledge Agreement, and shall secure all obligations thereunder. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Pledge Agreement.

The undersigned hereby certifies that the representations and warranties set forth in Section 0 of the Pledge Agreement of the undersigned are true and correct as to the Collateral listed herein and as of the date hereof.

Pledgor:
inContact, Inc.
By:
Name:
Title:

SCHEDULE 1(a)
TO PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

DESCRIPTION OF
ADDITIONAL COLLATERAL

Pledgor	Issuer	Type / Class of Equity Interest	Certificate Number	Number of Issued Equity Interests	% of Issued and Outstanding Equity Interests